UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2015

Reynolds American Inc.

(Exact Name of Registrant as Specified in Charter)

North Carolina	1-32258	20-0546644
(State or Other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 North Main Street

Winston-Salem, North Carolina 27101

(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code: (336) 741 2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Reciprocal Manufacturing Agreement

On July 15, 2014, Reynolds American Inc. (“RAI”), a North Carolina corporation, entered into an Asset Purchase Agreement (as amended, the “Asset Purchase Agreement”) and Lorillard, Inc. (“Lorillard”), a Delaware corporation, entered into a Transfer Agreement (the “Transfer Agreement”), in each case with ITG Brands, LLC (formerly known as Lignum-2, L.L.C.) (“Imperial Sub”), a Texas limited liability company and wholly owned subsidiary of Imperial (as defined below), and, for certain provisions of the Asset Purchase Agreement and as guarantor of certain obligations of Imperial Sub, Imperial Tobacco Group PLC (“Imperial”), a public limited company incorporated under the laws of England and Wales, pursuant to which Imperial Sub agreed, among other things, to acquire certain assets and assume certain liabilities of certain affiliates of each of RAI and Lorillard (the transactions contemplated by the Asset Purchase Agreement and Transfer Agreement, the “Divestiture”).

In connection with the Asset Purchase Agreement, on June 12, 2015 (the “Effective Date”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 15, 2014, by and among RAI, Lorillard and Lantern Acquisition Co. (“Merger Sub”), a Delaware corporation and wholly owned subsidiary of RAI, Merger Sub merged with and into Lorillard (the “Merger”), with Lorillard surviving as a wholly owned subsidiary of RAI. Following the Merger, Lorillard will convert to a limited liability company, and Lorillard Tobacco Company, LLC (formerly known as Lorillard Tobacco Company) (“LTC”), a Delaware limited liability company and wholly owned subsidiary of Lorillard, will merge (the “LTC/RJRT Merger”) with and into R. J. Reynolds Tobacco Company (“RJRT”), a North Carolina corporation and wholly owned subsidiary of RAI, with RJRT surviving as a direct, wholly owned subsidiary of R.J. Reynolds Tobacco Holdings, Inc. (“RJR”), a Delaware corporation and direct, wholly owned subsidiary of RAI. For further information regarding the Asset Purchase Agreement and the Merger Agreement, please see Items 2.01 and 8.01 of this Current Report on Form 8-K.

In connection with the completion, on the Effective Date, of the transactions contemplated by the Asset Purchase Agreement, RJRT entered into a Reciprocal Manufacturing Agreement (“RMA”) with Imperial Sub.

Immediately prior to the Effective Date, RJRT manufactured certain products known generally as the WINSTON, KOOL and SALEM tobacco cigarette brands (the “RJRT Products”) at a facility in Tobaccoville, North Carolina (the “Tobaccoville Facility”), and LTC manufactured certain products known generally as the Newport, Kent, Old Gold and True tobacco cigarette brands (the “Lorillard Products”) at a facility in Greensboro, North Carolina (the “Greensboro Facility”). Pursuant to the Asset Purchase Agreement, on the Effective Date, the rights to manufacture, distribute, market and sell the RJRT Products (but not ownership of the Tobaccoville Facility) and ownership of the Greensboro Facility (but not the rights to manufacture, distribute, market and sell the Lorillard Products) were transferred to Imperial Sub. RJRT has retained ownership of the Tobaccoville Facility and, as the successor to LTC after the LTC/RJRT Merger, will have the right to manufacture, distribute, market and sell the Lorillard Products.

The RMA covers a transitional period during which Imperial Sub will, directly or indirectly through one or more of its affiliates, prepare to manufacture the RJRT Products on its own, without the need for the Tobaccoville Facility, and RJRT will, directly or indirectly through one or more of its affiliates, prepare to manufacture the Lorillard Products on its own, without the need for the Greensboro Facility. During the course of the transitional period, machinery acquired by Imperial Sub in the Divestiture and used to make RJRT Products will be moved from the Tobaccoville Facility to the Greensboro Facility, and machinery acquired by RJRT in connection with the Merger and used to make Lorillard Products will be moved from the Greensboro Facility to the Tobaccoville Facility, in each case in accordance with a transition plan designed to migrate manufacturing capabilities. Under the terms of the

RMA, Imperial Sub appointed RJRT as Imperial Sub’s exclusive manufacturer of Imperial’s requirements for the RJRT Products for sale in the United States, and RJRT appointed Imperial Sub as RJRT’s exclusive manufacturer of RJRT’s requirements for the Lorillard Products for sale in the United States. However, each of RJRT and Imperial Sub retains the right to manufacture any portion of its own requirements of its products.

The initial term for the arrangements provided for by the RMA began on the Effective Date and will, unless earlier terminated, continue until the two-year anniversary of the Effective Date, after which, unless earlier terminated, the RMA may renew for additional one-year periods if certain conditions are met.

LTC Indenture and LTC Notes

Pursuant to LTC’s indenture dated June 23, 2009, as supplemented (the “LTC Indenture”), LTC has previously issued an aggregate of $3.5 billion in principal amount of senior unsecured notes in seven series (the “LTC Notes”), all of which are guaranteed by Lorillard, and all of which are currently outstanding. In connection with the LTC/RJRT Merger and pursuant to the Sixth Supplemental Indenture to the LTC Indenture dated June 12, 2015 (the “Sixth Supplemental Indenture”), among RJRT, LTC, RJR, Lorillard and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), RJRT has agreed to assume LTC’s obligations as principal obligor under the LTC Indenture and LTC Notes, and RJR has agreed to assume Lorillard’s obligations as guarantor thereunder, subject in each case to the completion of the LTC/RJRT Merger. Details of the seven outstanding series of LTC Notes are set forth in the following table:

Series	Aggregate Principal Amount Outstanding	Maturity Date
3.500% Senior Notes due 2016	$500,000,000	August 4, 2016
2.300% Senior Notes due 2017	$500,000,000	August 21, 2017
8.125% Senior Notes due June 23, 2019	$750,000,000	June 23, 2019
6.875% Senior Notes due 2020	$750,000,000	May 1, 2020
3.750% Senior Notes due 2023	$500,000,000	May 20, 2023
8.125% Senior Notes due 2040	$250,000,000	May 1, 2040
7.000% Senior Notes due 2041	$250,000,000	August 4, 2041

Under the terms of the LTC Indenture, LTC and Lorillard will be relieved of all obligations and covenants under the LTC Indenture, the LTC Notes and the guarantee thereof upon the assumption of their obligations by RJRT and RJR.

The Trustee under the LTC Indenture or its affiliates have engaged in, and may in the future engage in, commercial or investment banking, corporate trust or other commercial dealings in the ordinary course of business with RAI or its affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions. Without limitation, the Trustee is the trustee under RAI’s indenture, and its affiliate is a lender under RAI’s revolving credit agreement.

The foregoing descriptions of the Asset Purchase Agreement, the RMA, the LTC Indenture, the Sixth Supplemental Indenture and the LTC Notes are not complete and are qualified in their entirety, with respect to: (1) the Asset Purchase Agreement, by reference to the Asset Purchase Agreement, which was filed as Exhibit 2.2 to RAI’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on July 16, 2014, and incorporated herein by reference, and Amendment No. 1 to Asset Purchase Agreement, which was filed as Exhibit 2.2 to RAI’s Current Report on Form 8-K filed with the Commission on May 28, 2015, and incorporated herein by reference; (2) the RMA, by reference to the RMA, a copy of which will be filed as an exhibit to RAI’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2015; (3) the LTC Indenture and LTC Notes, by reference to the LTC Indenture and the first through fifth supplemental indentures pursuant to which the LTC Notes were issued and the forms of the LTC Notes, all of which were previously filed with the Commission by Lorillard, and are incorporated herein by reference; and (4) the Sixth Supplemental Indenture and the related Guarantee Agreement of RJR, filed herewith and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On the Effective Date, pursuant to the Merger Agreement, Merger Sub merged with and into Lorillard, with Lorillard surviving as a wholly owned subsidiary of RAI.

Pursuant to the terms of the Merger Agreement and at the effective time of the Merger, each share of Lorillard common stock, par value $0.01 per share (“Lorillard common stock”) (other than treasury shares held by Lorillard and any shares of Lorillard common stock owned by any Lorillard subsidiary, RAI or Merger Sub), was automatically converted into the right to receive the merger consideration, consisting of (1) 0.2909 of a fully paid and nonassessable share of RAI common stock, par value $0.0001 per share (“RAI common stock”) plus (2) $50.50 in cash (collectively, the “Merger Consideration”). No fractional shares of RAI common stock were issued in the Merger, and Lorillard shareholders received cash in lieu of any fractional shares. Based on the per share closing price of RAI common stock of $72.15, as quoted on the New York Stock Exchange (“NYSE”) on June 11, 2015, the aggregate fair value of the Merger Consideration was approximately $25.8 billion.

Following the closing of the Merger, the shares of Lorillard common stock, which previously traded under the ticker symbol “LO” on the NYSE, ceased trading on and were delisted from the NYSE.

The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to RAI’s Current Report on Form 8-K filed with the Commission on July 16, 2014, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

LTC Indenture and LTC Notes

The disclosure set forth under Item 1.01 above under the heading “LTC Indenture and LTC Notes” is incorporated by reference in response to this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

RAI, British American Tobacco p.l.c. (“BAT”), a public limited company incorporated under the laws of England and Wales, and, for limited purposes only, Brown & Williamson Holdings, Inc. entered into a Subscription and Support Agreement (as amended, the “Subscription Agreement”), dated as of July 15, 2014, pursuant to which, BAT, indirectly through its wholly owned subsidiary, Louisville Securities Limited (“LSL”), subscribed for and purchased simultaneously with the closing of the Merger, approximately 77.7 million shares of RAI common stock for an aggregate purchase price of approximately $4.7 billion, based on a price of $60.16 per share (the same reference price used to determine the number of shares of RAI common stock to which Lorillard shareholders were entitled in the Merger) (the “BAT Share Issuance”). As a result of the BAT Share Issuance, BAT and its subsidiaries collectively maintain their approximately 42% ownership interest in RAI immediately following completion of the Merger. The proceeds from the BAT Share Issuance were used to fund, in part, the cash portion of the Merger Consideration and fees and expenses in connection with the transactions contemplated by the Merger Agreement.

The BAT Share Issuance was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as the offer and sale of RAI common stock in the BAT Share Issuance did not involve a public offering of RAI common stock. BAT has represented that LSL is acquiring the shares pursuant to the BAT Share Issuance for its own account, for investment only, and not with a view to any resale or public distribution thereof.

The foregoing description of the Subscription Agreement is not complete and is qualified in its entirety, by reference to the Subscription Agreement, which was filed as Exhibit 10.1 to RAI’s Current Report on Form 8-K filed with the Commission on July 16, 2014, and incorporated herein by reference, and Amendment No. 1, dated as of May 28, 2015, to the Subscription Agreement, which was filed as Exhibit 10.2 to RAI’s Current Report on Form 8-K filed with the Commission on May 28, 2015, and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to Section 6.12 of the Merger Agreement, the RAI board of directors appointed Murray S. Kessler (who had served as Chairman, Chief Executive Officer and President of Lorillard immediately prior to the closing of the Merger) to the RAI board of directors as a Class III Director, effective as of the closing of the Merger, to serve until his successor is duly qualified and elected or the earlier of his death, resignation or removal. The Class III Directors of RAI have a term of service ending on the date of RAI’s 2016 annual meeting of shareholders. Following the appointment of Mr. Kessler, there are 13 directors on the RAI board of directors.

Mr. Kessler is eligible to participate in the non-employee director compensation arrangements described in RAI’s definitive proxy statement on Schedule 14A filed with the Commission on March 20, 2015 for RAI’s 2015 annual meeting of shareholders, which description is incorporated herein by reference. Mr. Kessler and RAI also entered into an indemnification agreement, in the same form as the indemnification agreement RAI offers to all of its executive officers and directors (the form of which was previously filed as Exhibit 10.1 to RAI’s Current Report on Form 8-K dated February 1, 2005).

The press release announcing the closing of the Merger and the Merger-related transactions, attached to this Current Report on Form 8-K as Exhibit 99.1, also serves to announce the foregoing change to the RAI board of directors.

Item 8.01	Other Events.

Other Merger-Related Transactions

Pursuant to the Asset Purchase Agreement and Transfer Agreement, on the Effective Date, Imperial Sub acquired (1) the RAI transferred assets, consisting of certain assets previously owned by RAI subsidiaries or affiliates related to the cigarette brands WINSTON, KOOL and SALEM and (2) the Lorillard transferred assets, consisting of certain assets previously owned by Lorillard subsidiaries or affiliates related to the “e-vapor” brand blu (including SKYCIG) and the cigarette brand Maverick, as well as Lorillard’s owned and leased real property, including its manufacturing, research and development facilities and headquarters in

Greensboro, North Carolina, and tobacco receiving and storage facilities in Danville, Virginia, and the transferred employees, together with certain associated liabilities. Pursuant to the Transfer Agreement, certain Lorillard transferred assets, including the Greensboro Facility, Lorillard’s Danville facility, collective bargaining agreements that Lorillard is a party to and the related pension plan and certain liabilities were transferred by Lorillard subsidiaries to Imperial Sub immediately prior to the closing of the Merger. The remaining transferred assets, including all of the RAI transferred assets, and certain related assumed liabilities were transferred by RAI subsidiaries or affiliates to Imperial Sub immediately after the closing of the Merger. The proceeds from the Divestiture, approximately $7.1 billion, were used to fund, in part, the cash portion of the Merger Consideration and fees and expenses in connection with the transactions contemplated by the Merger Agreement.

Press Release

On June 12, 2015, RAI issued a press release announcing the closing of the Merger and the Merger-related transactions. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Filed by RAI with the Commission on June 9, 2015, on RAI’s Current Report on Form 8-K and incorporated by reference herein is the following exhibit:

99.2	Audited consolidated financial statements of Lorillard and its subsidiaries as of December 31, 2014 and 2013, and for each of the years in the three-year period ended December 31, 2014 and the related notes to such audited consolidated financial statements.

Filed by RAI with the Commission on June 9, 2015, on RAI’s Current Report on Form 8-K and incorporated by reference herein is the following exhibit:

99.3	Unaudited consolidated financial statements of Lorillard and its subsidiaries as of March 31, 2015, and for the three-month periods ended March 31, 2015 and March 31, 2014 and the related notes to such unaudited consolidated financial statements.

(b)	Pro Forma Financial Information.

99.4	The unaudited condensed combined pro forma financial statements of RAI as of and for the three-month period ended March 31, 2015 and the year ended December 31, 2014, and notes related thereto, required by Section 9.01(b) of
Form 8-K.

(d)	Exhibits.

The following exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 15, 2014, among Lorillard, Inc., Reynolds American Inc. and Lantern Acquisition Co. (incorporated by reference to Exhibit 2.1 to the Reynolds American Inc. Current Report on Form 8-K dated July 15, 2014).

2.2	Asset Purchase Agreement, dated as of July 15, 2014, among Reynolds American Inc., ITG Brands, LLC (formerly known as Lignum-2, L.L.C.) and Imperial Tobacco Group PLC (incorporated by reference to Exhibit 2.2 to the Reynolds American Inc. Current Report on Form 8-K dated July 15, 2014).

2.3	Amendment No. 1 to Asset Purchase Agreement, dated as of May 26, 2015, among Reynolds American Inc., ITG Brands, LLC (formerly known as Lignum-2, L.L.C.) and Imperial Tobacco Group PLC (incorporated by reference to Exhibit 2.3 to the Reynolds American Inc. Current Report on Form 8-K dated May 26, 2015).

4.1	Indenture, dated June 23, 2009, among Lorillard Tobacco Company, Lorillard, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Lorillard, Inc. Current Report on Form 8-K dated June 18, 2009).

4.2	First Supplemental Indenture, dated June 23, 2009, among Lorillard Tobacco Company, Lorillard, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.2 to the Lorillard, Inc. Current Report on Form 8-K dated June 18, 2009).

4.3	Second Supplemental Indenture, dated April 12, 2010, among Lorillard Tobacco Company, Lorillard, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.2 to the Lorillard, Inc. Current Report on Form 8-K dated April 7, 2010).

4.4	Third Supplemental Indenture, dated August 4, 2011, among Lorillard Tobacco Company, Lorillard, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.2 to the Lorillard, Inc. Current Report on Form 8-K dated August 1, 2011).

4.5	Fourth Supplemental Indenture, dated August 21, 2012, among Lorillard Tobacco Company, Lorillard, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.2 to the Lorillard, Inc. Current Report on Form 8-K dated August 16, 2012).

4.6	Fifth Supplemental Indenture, dated May 20, 2013, among Lorillard Tobacco Company, Lorillard, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.2 to the Lorillard, Inc. Current Report on Form 8-K dated May 15, 2013).

4.7	Sixth Supplemental Indenture, dated June 12, 2015, among R. J. Reynolds Tobacco Company, Lorillard Tobacco Company, LLC, R.J. Reynolds Tobacco Holdings, Inc., Lorillard, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.8	Form of 8.125% Senior Note due 2019 of Lorillard Tobacco Company (incorporated by reference to Exhibit 4.3 to the Lorillard, Inc. Current Report on Form 8-K dated June 23, 2009).

4.9	Form of 6.875% Senior Note due 2020 of Lorillard Tobacco Company (incorporated by reference to Exhibit 4.3 to the Lorillard, Inc. Current Report on Form 8-K dated April 12, 2010).

4.10	Form of 8.125% Senior Note due 2040 of Lorillard Tobacco Company (incorporated by reference to Exhibit 4.4 to the Lorillard, Inc. Current Report on Form 8-K filed on April 12, 2010).

4.11	Form of 3.500% Senior Note due 2016 of Lorillard Tobacco Company (incorporated by reference to Exhibit 4.3 to the Lorillard, Inc. Current Report on Form 8-K dated August 4, 2011).

4.12	Form of 7.000% Senior Note due 2041 of Lorillard Tobacco Company (incorporated by reference to Exhibit 4.4 to the Lorillard, Inc. Current Report on Form 8-K dated August 4, 2011).

4.13	Form of 2.300% Senior Note due 2017 of Lorillard Tobacco Company (incorporated by reference to Exhibit 4.3 to the Lorillard, Inc. Current Report on Form 8-K dated August 21, 2012).

4.14	Form of 3.750% Senior Note due 2023 of Lorillard Tobacco Company (incorporated by reference to Exhibit 4.3 to the Lorillard, Inc. Current Report on Form 8-K dated May 20, 2013).

4.15	Guarantee Agreement of R.J. Reynolds Tobacco Holdings, Inc., dated June 12, 2015, for the Senior Notes of Lorillard Tobacco Company, LLC.

10.1	Subscription and Support Agreement, dated as of July 15, 2014, among British American Tobacco p.l.c., Reynolds American Inc. and, for limited purposes only, Brown & Williamson Holdings Inc. (incorporated by reference to Exhibit 2.1 to the Reynolds American Inc. Current Report on Form 8-K dated July 15, 2014).

10.2	Amendment No. 1, dated as of May 28, 2015, to the Subscription and Support Agreement, dated as of July 15, 2014, by and among British American Tobacco p.l.c., Reynolds American Inc. and, for limited purposes only, Brown & Williamson Holdings Inc. (incorporated by reference to Exhibit 10.2 to the Reynolds American Inc. Current Report on Form 8-K dated May 26, 2015).

99.1	Press Release of Reynolds American Inc., dated June 12, 2015.

99.2	Audited consolidated financial statements of Lorillard, Inc. and its subsidiaries as of December 31, 2014 and December 31, 2013, and for each of the years in the three-year period ended December 31, 2014 and the related notes to such audited consolidated financial statements (incorporated by reference to Exhibit 99.1 to the Reynolds American Inc. Current Report on Form 8-K dated June 9, 2015).

99.3	Unaudited consolidated financial statements of Lorillard, Inc. and its subsidiaries as of March 31, 2015, and for the three-month periods ended March 31, 2015 and March 31, 2014 and the related notes to such unaudited consolidated financial statements. (incorporated by reference to Exhibit 99.2 to the Reynolds American Inc. Current Report on Form 8-K dated June 9, 2015).

99.4	The unaudited condensed combined pro forma financial statements of Reynolds American Inc. as of and for the three-month period ended March 31, 2015 and the year ended December 31, 2014, and notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 12, 2015

REYNOLDS AMERICAN INC.

By:	/s/ McDara P. Folan, III
Name:	McDara P. Folan, III
Title:	Senior Vice President, Deputy General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 15, 2014, among Lorillard, Inc., Reynolds American Inc. and Lantern Acquisition Co. (incorporated by reference to Exhibit 2.1 to the Reynolds American Inc. Current Report on Form 8-K dated July 15, 2014).

2.2	Asset Purchase Agreement, dated as of July 15, 2014, among Reynolds American Inc., ITG Brands, LLC (formerly known as Lignum-2, L.L.C.) and Imperial Tobacco Group PLC (incorporated by reference to Exhibit 2.2 to the Reynolds American Inc. Current Report on Form 8-K dated July 15, 2014).

2.3	Amendment No. 1 to Asset Purchase Agreement, dated as of May 26, 2015, among Reynolds American Inc., ITG Brands, LLC (formerly known as Lignum-2, L.L.C.) and Imperial Tobacco Group PLC (incorporated by reference to Exhibit 2.3 to the Reynolds American Inc. Current Report on Form 8-K dated May 26, 2015).

4.1	Indenture, dated June 23, 2009, among Lorillard Tobacco Company, Lorillard, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Lorillard, Inc. Current Report on Form 8-K dated June 18, 2009).

4.2	First Supplemental Indenture, dated June 23, 2009, among Lorillard Tobacco Company, Lorillard, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.2 to the Lorillard, Inc. Current Report on Form 8-K dated June 18, 2009).

4.3	Second Supplemental Indenture, dated April 12, 2010, among Lorillard Tobacco Company, Lorillard, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.2 to the Lorillard, Inc. Current Report on Form 8-K dated April 7, 2010).

4.4	Third Supplemental Indenture, dated August 4, 2011, among Lorillard Tobacco Company, Lorillard, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.2 to the Lorillard, Inc. Current Report on Form 8-K dated August 1, 2011).

4.5	Fourth Supplemental Indenture, dated August 21, 2012, among Lorillard Tobacco Company, Lorillard, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.2 to the Lorillard, Inc. Current Report on Form 8-K dated August 16, 2012).

4.6	Fifth Supplemental Indenture, dated May 20, 2013, among Lorillard Tobacco Company, Lorillard, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.2 to the Lorillard, Inc. Current Report on Form 8-K dated May 15, 2013).

4.7	Sixth Supplemental Indenture, dated June 12, 2015, among R. J. Reynolds Tobacco Company, Lorillard Tobacco Company, LLC, R.J. Reynolds Tobacco Holdings, Inc., Lorillard, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.8	Form of 8.125% Senior Note due 2019 of Lorillard Tobacco Company (incorporated by reference to Exhibit 4.3 to the Lorillard, Inc. Current Report on Form 8-K dated June 23, 2009).

4.9	Form of 6.875% Senior Note due 2020 of Lorillard Tobacco Company (incorporated by reference to Exhibit 4.3 to the Lorillard, Inc. Current Report on Form 8-K dated April 12, 2010).

4.10	Form of 8.125% Senior Note due 2040 of Lorillard Tobacco Company (incorporated by reference to Exhibit 4.4 to the Lorillard, Inc. Current Report on Form 8-K filed on April 12, 2010).

4.11	Form of 3.500% Senior Note due 2016 of Lorillard Tobacco Company (incorporated by reference to Exhibit 4.3 to the Lorillard, Inc. Current Report on Form 8-K dated August 4, 2011).

4.12	Form of 7.000% Senior Note due 2041 of Lorillard Tobacco Company (incorporated by reference to Exhibit 4.4 to the Lorillard, Inc. Current Report on Form 8-K dated August 4, 2011).

4.13	Form of 2.300% Senior Note due 2017 of Lorillard Tobacco Company (incorporated by reference to Exhibit 4.3 to the Lorillard, Inc. Current Report on Form 8-K dated August 21, 2012).

4.14	Form of 3.750% Senior Note due 2023 of Lorillard Tobacco Company (incorporated by reference to Exhibit 4.3 to the Lorillard, Inc. Current Report on Form 8-K dated May 20, 2013).

4.15	Guarantee Agreement of R.J. Reynolds Tobacco Holdings, Inc., dated June 12, 2015, for the Senior Notes of Lorillard Tobacco Company, LLC.

10.1	Subscription and Support Agreement, dated as of July 15, 2014, among British American Tobacco p.l.c., Reynolds American Inc. and, for limited purposes only, Brown & Williamson Holdings Inc. (incorporated by reference to Exhibit 2.1 to the Reynolds American Inc. Current Report on Form 8-K dated July 15, 2014).

10.2	Amendment No. 1, dated as of May 28, 2015, to the Subscription and Support Agreement, dated as of July 15, 2014, by and among British American Tobacco p.l.c., Reynolds American Inc. and, for limited purposes only, Brown & Williamson Holdings Inc. (incorporated by reference to Exhibit 10.2 to the Reynolds American Inc. Current Report on Form 8-K dated May 26, 2015).

99.1	Press Release of Reynolds American Inc., dated June 12, 2015.

99.2	Audited consolidated financial statements of Lorillard, Inc. and its subsidiaries as of December 31, 2014 and December 31, 2013, and for each of the years in the three-year period ended December 31, 2014 and the related notes to such audited consolidated financial statements (incorporated by reference to Exhibit 99.1 to the Reynolds American Inc. Current Report on Form 8-K dated June 9, 2015).

99.3	Unaudited consolidated financial statements of Lorillard, Inc. and its subsidiaries as of March 31, 2015, and for the three-month periods ended March 31, 2015 and March 31, 2014 and the related notes to such unaudited consolidated financial statements. (incorporated by reference to Exhibit 99.2 to the Reynolds American Inc. Current Report on Form 8-K dated June 9, 2015).

99.4	The unaudited condensed combined pro forma financial statements of Reynolds American Inc. as of and for the three-month period ended March 31, 2015 and the year ended December 31, 2014, and notes related thereto.